Exhibit 99.4

AMENDMENT NO. 2, FORBEARANCE,
AND LIMITED WAIVER AGREEMENT

                    This AMENDMENT NO. 2, FORBEARANCE, AND LIMITED WAIVER AGREEMENT (this “Agreement”) dated as of July 28, 2008, among Security Capital Assurance Ltd. (“SCA”), XL Capital Assurance Inc. (“XLCA”), XL Financial Assurance Ltd. (“XLFA” and together with SCA and XLCA, each an “Account Party” and collectively the “Account Parties”), Citibank, N.A., as administrative agent (the “Administrative Agent”), and the lenders party hereto.

                    Reference is made to the Credit Agreement dated as of August 1, 2006, among the Account Parties, the Administrative Agent, the lenders from time-to-time party thereto (the “Lenders”), and the Joint Lead Arrangers, Joint Bookrunners, Syndication Agent, and Documentation Agents party thereto, as amended by that certain Amendment No. 1 dated as of December 26, 2007 (as amended, and in effect immediately prior to the effectiveness of this Agreement, the “Credit Agreement”).

                    Reference is also made to that certain Master Transaction Agreement (“MTA”), to be dated as of even date herewith, by an among the Account Parties, certain affiliates of the Account Parties, XL Capital Ltd. (together with its affiliates, “XL”), and certain counterparties to loan, swap, insurance and/or financial guarantee agreements with XLCA involving credit default swap agreements or collateralized debt obligations (the “Consenting Counterparties”) providing for the commutation or termination of certain agreements among some or all of XL, SCA and their respective affiliates in exchange for certain consideration with the consent of the Consenting Counterparties and for certain related transactions, in each case as more fully set forth therein (such agreements and transactions as set forth therein, collectively, the “MTA Transactions” and the closing of the MTA Transactions pursuant to the MTA, the “MTA Closing”).

                    On the date hereof, the aggregate LC Exposure under the Credit Agreement is $234,799,425.98, and the aggregate Revolving Credit Exposure is $0.

                    The Account Parties have requested that the Lenders (i) forbear from declaring a default on account of the Specified Defaults, (ii) waive the Specified Defaults, (iii) amend the Credit Agreement, all as set forth herein, including to reflect the termination of the Revolving Credit Commitments and reduction of the Letter of Credit Commitments, and (iv) grant certain waivers in connection with consummation of the MTA Transactions.

                    The Lenders party hereto are willing, subject to the terms and on the conditions set forth herein, to (i) forbear from declaring a default on account of the Specified Defaults, (ii) waive the Specified Defaults, (iii) amend the Credit Agreement as set forth herein, and (iv) grant certain waivers in connection with consummation of the MTA Transactions.

                    In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.

          1.01     For purposes of this Agreement,

          (a) The term “Closing Waiver” means the waiver with respect to the MTA Transactions as set forth in Section 4.03 of this Agreement, subject to the conditions precedent set forth in Section 5 of this Agreement.

          (b) The term “Forbearance Termination Date” means the earliest to occur of (a) August 15, 2008, (b) the date upon which Default other than a Specified Default occurs under the Credit Agreement, (c) the MTA Closing Date, and (d) the date upon which a breach by any of the Account Parties of any provision of this Agreement, including the representations, warranties, and covenants set forth in Section 2 of this Agreement, occurs.

(c) The term “Limited Waiver” means the waiver of the Specified Defaults as set forth in Section 4.02 of this Agreement, subject to the conditions precedent set forth in Section 5 of this Agreement.

          (d) The term “Limited Waiver Effective Date” means the date the Limited Waiver is first effective, which shall be the date that is the latest to occur of (a) the Amendment Effective Date, (b) the date of the cancellation and termination of the FSA Letter of Credit without any draw thereunder and the return, undrawn, of the original FSA Letter of Credit to the Administrative Agent for cancellation, and (c) the date on which all the conditions precedent set forth in Section 5 have been satisfied or waived by the Required Lenders and the Administrative Agent, and in any case shall not be earlier than the MTA Closing Date.

(e) The term “MTA Closing Date” means the “Closing Date” as defined in the MTA.

          (f) The term “Specified Defaults” means the following Defaults or Events of Default: any Defaults of Events of Default which have occurred and are continuing in existence on July 21, 2008, arising from the failure, if any, of the Account Parties to comply with the covenants set forth in Sections 5.01(a), 5.01(g), 5.02, 5.08, 5.10, and 6.06 of the Credit Agreement; provided that as to compliance with Section 5.10 the Specified Defaults shall not include any violation of criminal statutes.

          Section 2. MTA and Related Transaction. The Account Parties hereby agree with regard to the MTA and certain related transactions as follows:

                    2.01 The Account Parties each hereby represents, warrants and agrees for the benefit of the Administrative Agent and the Lenders that:

          2.01.1. The MTA provides (a) that it is a condition precedent to the MTA Closing and the occurrence of the MTA Closing Date (the “MTA FSA Condition Precedent”) that the Amended and Restated Master Facultative Reinsurance Agreement, dated as of November 3, 1998, between Financial Security Assurance Inc. (“FSA”) and XLFA; as amended by the First Amendment to the Master Facultative Reinsurance Agreement, dated as of November 3, 1998, between FSA and XLFA; as amended by the First Amendment to the Amended and Restated Master Facultative Reinsurance Agreement dated as of July 6, 2006, between FSA and XLFA (as so amended, the “FSA Reinsurance Agreement”), as well as all other transactions between FSA and XLFA which have the benefit of a Letter of Credit issued pursuant to the Credit Agreement (such transactions, collectively with the FSA Reinsurance Agreement, the “FSA Transactions”) will be commuted or terminated (collectively, the “FSA Commutation”) pursuant to an agreement to be entered into between the Account Parties and FSA (the “FSA Commutation Agreement”); and (b) that the MTA FSA Condition Precedent can not be amended, modified or waived in any manner whatsoever without the express prior written consent of each of the Account Parties. A true, complete and correct copy of the MTA as executed has been provided to the Administrative Agent. The MTA remains in full force and effect and has not been amended, waived, terminated, or repealed in any way.

          2.01.2. The FSA Commutation Agreement provides that (a) upon the consummation of the FSA Commutation, the Letter of Credit issued by the Lenders for the benefit of FSA on September 19, 2006, as heretofore amended, extended and renewed, in an amount equal to $211,467,756.39 and bearing Citibank N.A. reference number 61652611 (the “FSA Letter of Credit”) shall be immediately cancelled and terminated without any draw thereunder and the original FSA Letter of Credit shall be immediately returned, undrawn, to the Administrative Agent for cancellation (the “FSA Commutation Condition Precedent”), and (b) the FSA Commutation Condition Precedent shall not be waived, amended, or modified in any manner whatsoever without the prior written consent of XLFA (and any other Account Party that is a party the FSA Commutation Agreement). A true, complete and correct copy of the FSA Commutation Agreement as executed has been provided to the Administrative Agent. The FSA Commutation Agreement remains in full force and effect and has not been amended, waived, terminated, or repealed in any way.

2.01.3. As of the date hereof, there are no unpaid LC Disbursements and the Account Parties have no knowledge of, nor have they received notice

(whether formal or informal) of any proposed draw by any beneficiary of a Letter or Credit outstanding under the Credit Facility.

                    2.02 The Account Parties each hereby agrees and covenants for the benefit of the Administrative Agent and the Lenders that:

          (a) the Account Parties (i) shall not enter into the MTA unless the MTA (A) contains the MTA FSA Condition Precedent as set forth above and (B) provides that the MTA FSA Condition Precedent shall not be amended, modified or waived in any manner whatsoever without the express prior written consent of each of the Account Parties, and (ii) shall not waive, amend or modify in any manner whatsoever the MTA FSA Condition Precedent or the provision requiring express prior written consent by the Account Parties to any amendment, modification or waiver thereof, without the prior written consent of the Required Lenders given or withheld in their sole discretion;

          (b) XLFA (nor any other of the Account Parties) (i) shall not enter into the FSA Commutation Agreement unless it (A) contains the FSA Commutation Condition Precedent as set forth above, and (B) provides that the FSA Commutation Condition Precedent shall not be waived, amended, or modified in any manner whatsoever without the express prior written consent of XLFA and any other Account Parties who are parties thereto, and (ii) shall not waive, amend or modify in any manner whatsoever the FSA Commutation Condition Precedent or the provision requiring express prior written consent by the applicable Account Parties to any amendment, modification or waiver thereof, without the prior written consent of the Required Lenders given or withheld in their sole discretion; and

          (c) The Account Parties shall give the Administrative Agent telephonic and facsimile notice (with a copy to the parties specified in the Administrative Agent’s signature block to this Agreement) of the receipt by any of the Account Parties or their representatives of a request by any party to the MTA or the FSA Commutation Agreement for a waiver, modification or amendment of the MTA FSA Condition Precedent, the FSA Commutation Condition Precedent or of the provisions requiring express prior written consent by the Account Parties to any amendment, modification or waiver thereof, such notice to be given within the earlier of (x) 24 hours after such a request is first made to any of the Account Parties and (y) 24 hours before the response to such request is due.

                    2.03 It is expressly understood and agreed by each of the parties hereto that the Administrative Agent and the Lenders would be irreparably damaged by any breach of the terms of this Section 2, and that money damages alone would not be a sufficient remedy for any such breach by any of the Account Parties. Accordingly, in addition to any other right or remedy to which they may be entitled at law or in equity, the Administrative Agent and the Lenders shall be entitled to a decree of specific performance and to preliminary, temporary, and permanent injunctive or other equitable relief as a remedy of any such breach.

          Section 3. Amendments. Effective as of the date hereof (the “Amendment Effective Date”), the Credit Agreement is hereby amended as follows:

                    3.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) and to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

                    3.02. Definitions.

3.02.1. The following definitions are hereby inserted in alphabetical order in Section 1.01 of the Credit Agreement:

          “‘Cash Collateral Account’ means, an interest bearing account established and maintained on the books and records of the Administrative Agent, which account may be a “securities account” (within the meaning of Section 8-501 of the Uniform Commercial Code as in effect in the State of New York (the “Uniform Commercial Code”)), in the name of the Administrative Agent and for the benefit of the Lenders.”

3.02.2. The definition of Letter of Credit Commitment is hereby restated in its entirety to read as follows:

          “‘Letter of Credit Commitment’ means, with respect to any Lender, the commitment of such Lender, if any, to issue Syndicated Letters of Credit and Non-Syndicated Letters of Credit and acquire participations in Participated Letters of Credit and Non-Syndicated Letters of Credit, expressed as an amount representing the maximum aggregate amount of such Lender’s LC Exposure hereunder, as such commitment may be (i) reduced from time to time pursuant to Section 2.11 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04, provided however, that from and after the Amendment Effective Date, at no time shall the aggregate amount of the Lenders’ Letter of Credit Commitments exceed the lesser of (a) the face amount of the then issued and outstanding, but undrawn, Letters of Credit and (b) the LC Exposure on the Amendment Effective Date.”

3.02.3. The definition of Revolving Credit Commitment is hereby restated in its entirety to read as follows:

“‘Revolving Credit Commitment’ means $0.”

3.03. Notices of Non-renewal of Letters of Credit.

3.03.1 Section 2.01(b) of the Credit Agreement is hereby amended to delete the third sentence thereof and insert in its place a new sentence to read as follows:

“If any Syndicated Letter of Credit shall provide for the automatic extension of the expiry date thereof unless the Administrative Agent gives notice that such expiry date shall not be extended, then the Administrative Agent will give such notice if requested to do so by the Required Lenders of the Letter of Credit Tranche in a notice given to the Administrative Agent not more than 60 days, but not less than 35 days, prior to the current expiry of such Syndicated Letter of Credit.”

3.03.2 Section 2.04(b) of the Credit Agreement is hereby amended to delete the third sentence thereof and insert in its place a new sentence to read as follows:

“If Non-Syndicated Letters of Credit issued in connection with the same request shall provide for the automatic extension of the expiry date thereof unless the Issuing Lender thereof or the Administrative Agent (acting on behalf of the relevant Issuing Lenders) gives notice that such expiry shall not be extended, then the Administrative Agent will give such notice for all such Non-Syndicated Letters of Credit if requested to do so by the Required Lenders of the Letter of Credit Tranche in a notice given to the Administrative Agent not more than 60 days, but not less than 35 days, prior to the current expiry of such Non-Syndicated Letter of Credit.”

          3.04. Automatic Termination and Reduction of the Letter of Credit Commitment and Revolving Credit Commitment. Section 2.11 of the Credit Agreement is hereby amended to add the following as a new subsection (c):

          “Automatic Termination and Reduction of the Letter of Credit Commitment and Termination of Revolving Credit Commitment. The Revolving Credit Commitment is permanently terminated, effective on the Amendment Effective Date. Effective immediately upon (i) the cancellation, termination, or expiration without renewal of any Letter of Credit or (ii) the draw under a Letter of Credit, the aggregate of the Lenders’ Letter of Credit Commitments shall be permanently reduced by the face amount of such cancelled, terminated, expired, or drawn Letter of Credit. Upon the reduction of the Letter of Credit Commitment to $0 pursuant to the preceding sentence, the Letter of Credit Commitment shall be immediately and permanently terminated.”

3.05. Negative Covenants. The following is added as a new Section 6.09 of the Credit Agreement

          “Maintenance of Cash Collateral. From and after the MTA Closing Date, the Account Parties shall not permit the balance in the Cash Collateral Account to at any time to be less than an amount calculated from time to time by the Administrative Agent as the total LC Exposure as of such date plus any accrued and unpaid interest and fees thereon, plus all accrued and unpaid other obligations of the Account Parties hereunder.”

3.06. Notices. Section 9.01(a)(i) of the Credit Agreement is hereby restated in its entirety to read as follows:

          “(i) if to any Account Party, to such Account Party c/o Security Capital Assurance Ltd., A.S. Cooper Building, 26 Reid Street, 4th Floor, Hamilton, Bermuda, HM 11 (Telecopier No.: 441.296.4351), with a copy to the Secretary of SCA at the same address and telecopier number.”

3.07. Cash Collateral Account. The following is added as a new Section 9.15 of the Credit Agreement

“Cash Collateral Account.

          (a) On the MTA Closing Date, the Account Parties shall deposit in the Cash Collateral Account cash in an amount calculated by the Administrative Agent as equal to the greater of (i) the total LC Exposure as of such date plus any accrued and unpaid interest and fees thereon, plus all and other accrued and unpaid obligations of the Account Parties hereunder and (ii) $24,000,000. Thereafter, the Account Parties shall maintain in the Cash Collateral Account at all times cash in an amount calculated by the Administrative Agent as equal to the total LC Exposure as of such date plus any accrued and unpaid interest and fees thereon, plus all and other accrued and unpaid obligations of the Account Parties hereunder. The funds deposited in the Cash Collateral Account shall be held by the Administrative Agent as collateral for the LC Exposure and all other amounts due or coming due under this Agreement, and for this purpose each of the Account Parties hereby grants a security interest to the Administrative Agent for the benefit of the Lenders in such collateral account and in any financial assets (as defined in the Uniform Commercial Code) or other property held therein.

          (b) Upon the cancellation, termination, or expiration without renewal of any undrawn Letter of Credit, and upon the return of the original of such Letter of Credit to the Administrative Agent for cancellation, the Administrative Agent will return to the applicable Account Parties (within 5 business days) a portion of the funds in the Cash Collateral Account equal to the face amount of such Letter of Credit less any amount needed to satisfy the obligations of the Account Parties in respect of such Letter of Credit (which obligations will include a pro rata portion of the fees and expenses paid from the Cash Collateral Account, or accrued and unpaid as of the date such Letter of Credit is cancelled); provided that no Default or Event of Default shall exist either immediately before or after giving effect thereto.”

          Section 4. Forbearance; Limited Waiver; etc..

                    4.01. Forbearance. From and after the date of this Agreement through the Forbearance Termination Date, the Lenders shall not (a) provide, or direct the Administrative Agent to send, a notice of non-renewal of any outstanding Letters of Credit, and (b) solely with respect to the Specified Defaults, send, or direct the Administrative Agent to send, a notice of Default or of the occurrence of an Event of Default pursuant to Article VII of the Credit Agreement.

                    4.02. Limited Waiver. On the Limited Waiver Effective Date, subject to the satisfaction of the conditions precedent set forth in Section 5 herein and provided that there is no breach of any obligation by any of the Account Parties under this Agreement, the Administrative Agent and the Required Lenders hereby waive the Specified Defaults.

                    4.03. Closing Waiver. On the Limited Waiver Effective Date, subject to the satisfaction of the conditions precedent set forth in Section 5 herein and provided that there is no breach of any obligation by any of the Account Parties under this Agreement, the Administrative Agent and the Required Lenders hereby agree that consummation of the MTA Transactions shall not constitute a violation of Sections 6.01, 6.02, 6.03, and 6.04 of the Credit Agreement and shall not constitute a Default or Event of Default under clause (d) of Article VII of the Credit Agreement as a result of any potential violation of Sections 6.01, 6.02, 6.03, and 6.04 of the Credit Agreement and agree that neither the transfer of the shares of SCA held by XL as provided in the MTA nor the appointment of directors to the Board of SCA as provided in the MTA shall be a “Change in Control” for purposes of Article VII(k) of the Credit Agreement.

                    4.04. Renewal of Letters of Credit. On the Limited Waiver Effective Date, subject to the satisfaction of the conditions precedent set forth in Section 5 herein and provided that there is no breach of any obligation by any of the Account Parties under this Agreement, the Administrative Agent and the Required Lenders agree that, except for the FSA Letter of Credit which shall be cancelled, the Required Lenders will not instruct the Administrative Agent to send, and the Administrative Agreement agrees that it shall not send, a notice of non-renewal with respect to any other Letter of Credit with regard to any renewal of a Letter of Credit during calendar year 2008.

          Section 5. Conditions Precedent. The Limited Waiver, the Closing Waiver, and the provisions of Section 4.04 of this Agreement shall each be subject to the satisfaction or waiver by the Agent and Required Lenders of the following conditions precedent:

                    5.01. The MTA FSA Condition Precedent and the FSA Commutation Condition Precedent have each been satisfied (without any waiver, amendment or other modification which has not been approved by the Required Lenders), the MTA Closing Date shall have occurred or shall be occurring simultaneously, and the outstanding LC Exposure (after giving effect to the transactions under the MTA and the FSA Commutation Agreement) shall not exceed $23,331,700;

                    5.02. The Forbearance Termination Date shall not have occurred prior to the MTA Closing Date;

                    5.03. The Cash Collateral Account shall have been established and funded as required herein; and

                    5.04. No Default or Event of Default shall have occurred or be continuing other than the Specified Defaults and the Defaults which are waived by the Closing Waiver.

          Section 6. Further Amendment. On or prior to the Limited Waiver Effective Date, if so requested by the Account Parties, the Administrative Agent and the Required Lenders shall enter into a further amendment (in a form that is acceptable to the Account Parties, the Administrative Agent and the Required Lenders) to the Credit Agreement which shall provide that, effective on the Limited Waiver Effective Date, and provided that the Limited Waiver Effective Date occurs and that the Cash Collateral Account is funded in cash in immediately available funds in an amount that is not less than 105% of aggregate of the LC Exposure plus any accrued and unpaid interest thereon and an amount equal to the maximum amount of fees on the remaining Letters of Credit still outstanding for the next twelve month period, plus all accrued and unpaid other obligations of the Account Parties under the Credit Agreement or this Agreement on the Limited Waiver Effective Date after giving effect to the cancellation of the FSA Letter of Credit and the concomitant reduction in the Letter of Credit Commitment, then the Credit Agreement shall be amended (a) to provide that it is a non-recourse obligation of the Account Parties, with recourse only to the Cash Collateral Account, subject to becoming recourse against the Account Parties only if the deposit of funds into the Cash Collateral Account (or the subsequent application thereof by the Administrative Agent to pay any of the obligations under the Credit Agreement) is subsequently invalidated, declared to be fraudulent or preferential, set aside, avoided, or required to be repaid to a trustee, receiver or any other party for any reason or cause whatsoever or rendered otherwise inaccessible to the Lenders for any reason, in whole or in part; (b) to permit the Administrative Agent to apply all or any portion of the Cash Collateral Account to any unpaid obligations under the Credit Agreement (whether or not then due) at any time without prior notice to the Account Parties; and (c) to provide such other terms as shall be customary for transactions of the type and consistent with the foregoing.

          Section 7. Effectiveness of Agreement. This Agreement shall become effective, as of the date hereof, upon receipt by Administrative Agent of counterparts of this Agreement executed by each of the (a) Account Parties and (b) the Required Lenders.

          Section 8. Miscellaneous.

                    8.01. Except as herein expressly provided, the Credit Agreement and each of the other Credit Documents shall remain unchanged and in full force and effect.

                    8.02. The Limited Waiver and the Closing Waiver each shall be limited as written and nothing herein shall be deemed to constitute a waiver of or forbearance with respect to any other term, provision or condition of the Credit Agreement or any other Credit Document in any other instance than as set forth herein or prejudice any right or remedy that Administrative Agent or any Lender may have or may in the future have under the Credit Agreement or any other Credit Document.

                    8.03. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

                    8.04. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

                    8.05. Each Account Party hereby represents and warrants to the Administrative Agent and the Lenders that (i) this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against such Account Party in accordance with its terms; (ii) the representations and warranties of such Account Party set forth in Article III of the Credit Agreement (other than in Sections 3.04(b) and 3.07 (other than with respect to any violation of any criminal statute) thereof or if given as a specific date) are true and correct (a) (subject to the Specified Defaults) on the Amendment Effective Date, and (b) as of the Limited Waiver Effective Date after giving effect to the Limited Waivers; and (iii) as of the date hereof, other than the Specified Defaults, no Default has occurred and is continuing.

[Signature Pages Follow]

EXECUTION COPY

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Limited Waiver Agreement to be duly executed and delivered as of the day and year first above written.

SECURITY CAPITAL ASSURANCE LTD.,

By:	/s/ Claude LeBlanc

Name: Claude LeBlanc
Title: Executive Vice President

XL CAPITAL ASSURANCE INC.,

By:	/s/ Susan Comparato

Name: Susan Comparato
Title: Senior Vice President and General Counsel

XL FINANCIAL ASSURANCE LTD.,

By:	/s/ Tom Currie

Name: Tom Currie
Title: Senior Vice President

CITIBANK, N.A., not individually, but solely as Administrative Agent

By:	/s/ Francisco Casal

Name: Francisco Casal
Title: Vice President

ADDITIONAL ADDRESSES FOR NOTICES:

Citibank, N.A.
388 Greenwich St.
NY, NY 10013-2375
Attention: Michael C. Becker and Francisco Casal (FAX: (646) 291 1811)

With a copy to:

Milbank, Tweed, Hadley & McCloy LLP
1 Chase Manhattan Plaza
New York, NY 10005
Attention:
Dennis F. Dunne, Esq.
Email: ddunne@milbank.com
Fax: 212-822-5770
Risa M. Rosenberg, Esq.
Email: rrosenberg@milbank.com
Fax: (212) 822-5148

CITIBANK, N.A., as a Lender

By:	/s/ Francisco Casal

Name: Francisco Casal
Title: Vice President

LENDERS:

BANK HAPOALIM B.M.
as a Lender

By:	/s/ Helen H. Gateson

Name: Helen H. Gateson
Title: Vice President

By:	/s/ Charles McLaughlin

Name: Charles McLaughlin
Title: Senior Vice Pesident

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Erin O'Rourke

Name: Erin O'Rourke
Title: Executive Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Richard Herder

Name: Richard Herder
Title: Managing Director

By:	/s/ Valerie Shapiro

Name: Valerie Shapiro
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick M. Hanley

Name: Patrick M. Hanley
Title: Vice President

MERRILL LYNCH BANK USA,
as a Lender

By:	/s/ Louis Alder

Name: Louis Alder
Title: First Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Helen F. Wessling

Name: Helen F. Wessling
Title: Managing Director

ABN AMRO BANK N.V.,
as a Lender

By:	/s/ Parker H. Douglas

Name: Parker H. Douglas
Title: Senior Vice President

By:	/s/ David W. Stack

Name: David W. Stack
Title: Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ John W. Woodiel III

Name: John W. Woodiel III
Title: Senior Vice President

THE BANK OF NEW YORK MELLON,
as a Lender

By:	/s/ Richard G. Shaw

Name: Richard G. Shaw
Title: Vice President

CALYON NEW YORK BRANCH,
as a Lender

By:	/s/ Sebastian Rocco

Name: Sebastian Rocco
Title: Managing Director

By:	/s/ Charles Kornberger

Name: Charles Kornberger
Title: Managing Director

LEHMAN BROTHERS BANK, FSB,
as a Lender

By:	/s/ Janine Shugan

Name: Janine Shugan
Title: Authorized Signatory

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Richard L. Tavrow

Name: Richard L. Tavrow
Title: Director

By:	/s/ Irja R. Otsa

Name: Irja R. Otsa
Title: Associate Director